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                                                                  EXHIBIT 10.19E

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         FIRST AMENDMENT TO MASTER PARTICIPATION AGREEMENT, MASTER LEASE
                 AND DEVELOPMENT AGREEMENT, AND LOAN AGREEMENT

                            Dated as of April 3, 1998

                                      among

                  ASSET XVI HOLDINGS COMPANY, L.L.C., as Lessor

                      EAGLE USA AIRFREIGHT, INC., as Lessee

                                       and

                        BANK ONE, TEXAS, N.A., as Lender

                     --------------------------------------

                                 Lease Financing
                         for Eagle USA Airfreight, Inc.
                          Corporate Real Estate Program


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         FIRST AMENDMENT TO MASTER PARTICIPATION AGREEMENT, MASTER LEASE
                 AND DEVELOPMENT AGREEMENT, AND LOAN AGREEMENT

            THIS FIRST AMENDMENT TO MASTER PARTICIPATION AGREEMENT. MASTER LEASE AND DEVELOPMENT AGREEMENT AND LOAN AGREEMENT (this "Amendment"), dated as of April 3, 1998, is among ASSET XVI HOLDINGS COMPANY, a Massachusetts limited liability company, as Lessor, EAGLE USA AIRFREIGHT, INC.., a Texas corporation, as Lessee, and BANK ONE, TEXAS, N.A., a national banking association, as Lender. Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix I to that certain Master Participation Agreement, dated as of April 3, 1998, among the parties hereto before taking into account the amendments effected herein.

                                  WITNESSETH:

            WHEREAS, pursuant to scrivener's errors, the Scheduled Maturity Date was erroneously set forth in Appendix I to the Participation Agreement, the Lease and the Loan Agreement, and the date for the commencement of principal payments on the Loan did not reflect the parties intention; and

            WHEREAS, the parties hereto wish to reflect the correct Scheduled Maturity Date and the intention of the parties on the dates for the commencement of principal payments under the Loan Agreement.

            NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1
                           DEFINITIONS; INTERPRETATION

            Appendix I of the Participation Agreement, the Lease and the Loan Agreement is hereby amended by deleting the definition of the term listed in Exhibit A attached hereto and inserting in lieu thereof the definition therefor contained in said Exhibit A.

                                    SECTION 2
                          SCHEDULED PRINCIPAL PAYMENTS

            The Loan Agreement is hereby amended by deleting the second sentence of section 2.3 thereof and inserting in lieu thereof the following: "The Lessor shall make payments on account of each such Parcel Tranche beginning on the first Loan Payment Date which is 18 months after the related Parcel Closing Date."

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                                    SECTION 3
                                  MISCELLANEOUS

            SECTION 3.1 Ratification of Operative Documents. Except as modified and amended hereby, each of the Participation Agreement, the Lease, the Loan Agreement and the other Operative Documents shall each remain unmodified and in full force and effect. The parties shall cause to be prepared an Amendment to Mortgage, both of which shall be recorded in the land records of East Granby, Connecticut to reflect the corrections herein made.

            SECTION 3.2 Counterparts. This Amendment may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this Amendment, (a) the signature pages taken from the separate individually executed counterparts of this Amendment may be combined to form multiple fully executed counterparts and
(b) a facsimile transmission shall be deemed to be an original signature for all purposes. All executed counterparts of this Amendment shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

            SECTION 3.3 Effective Date. The effective date of this Amendment shall be April 3, 1998, such that the provisions hereby amended shall be deemed to have never been in full force and effect.


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                   EAGLE USA AIRFREIGHT, INC., as Lessee
Witnesses:

                                   By:
- ----------------------------          -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
- ----------------------------             --------------------------------------

                                   ASSET XVI HOLDINGS COMPANY, L.L.C., as
                                   Lessor

                                   By    Asset Holdings Corporation I, a
                                         Delaware corporation, its managing
                                         member

                                         By:
- ----------------------------                -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
- ----------------------------                    -------------------------------

                                   BANK ONE, TEXAS, N.A., as Lender

                                   By:
- ----------------------------          -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
- ----------------------------             --------------------------------------



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                                    EXHIBIT A
                                       TO
               FIRST AMENDMENT TO MASTER PARTICIPATION AGREEMENT,
            MASTER LEASE AND DEVELOPMENT AGREEMENT AND LOAN AGREEMENT

                               AMENDED DEFINITIONS


            "Scheduled Termination Date" means May 1, 2003.


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